SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Dreman Small Cap Value Fund

Effective February 1, 2012, DWS Dreman Small Cap Value Fund (the “Fund”) will re-open for investment to all investors. All references in the Fund’s prospectus and summary prospectus disclosing that the Fund is closed to new investors are hereby deleted.

Please Retain This Supplement for Future Reference

January 12, 2012 PROSTKR-143